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                                                                 Exhibit 10.1(a)


                              TERMINATION AGREEMENT



      TERMINATION AGREEMENT (this "Agreement") made as of January 29, 2002, by and between Michael Rohleder ("Rohleder") and Semiconductor Components Industries, LLC dba ON Semiconductor, a Delaware corporation, and all of its affiliates (the "Company").

      WHEREAS, the Company engaged Rohleder as its Senior Vice President and Director of Sales and Marketing pursuant to an employment agreement dated September 13, 1999 (the "Employment Agreement");

      WHEREAS, the Company provided Rohleder and his spouse a loan in the principal amount of $1,000,000 (the "Loan") in accordance with a promissory note dated March 9, 2001 (the "Note"), in connection with Rohleder's and his spouse's residence located at 8217 N. Coconino Road, Paradise Valley, Arizona, and Rohleder and his spouse granted the Company a security interest in said property in the form of a first priority deed of trust (the "Deed of Trust");

      WHEREAS, the parties wish to confirm the termination of Rohleder's employment with the Company and set forth their agreement as to the manner in which Rohleder's employment with the Company will be closed out;

      NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company and Rohleder agree as follows:

            1. CONFIRMATION OF TERMINATION. The Parties hereby now acknowledge and confirm that the Employment has terminated effective as of January 28, 2002 (the "Termination Date").

            2.    TERMINATION PAYMENTS AND OTHER CONSIDERATION.

            (a) Pursuant to Section 5(a) of the Employment Agreement, no later than thirty (30) days after the Effective Date of this Agreement (as defined in Section 11(c) hereof), the Company shall pay Rohleder Seven Hundred Thousand Dollars ($700,000) which represents two times the sum of (x) the highest rate of Rohleder's annualized Base Salary in effect any time up to and including the Date of Termination (Three Hundred Fifty Thousand Dollars [$350,000]) and (y) Rohleder's Annual Bonus (as defined in Section 2(b) of the Employment Agreement) earned in respect of Fiscal Year 2001 ($0).

            (b) In addition to the cash payment described in Section 2(a) above, the Company agrees to the following other consideration ("Other Consideration"):

                    i. For the six (6) month period immediately following the
            Termination Date, the Company will pay for continuation of medical benefits for Rohleder and his immediate family under the Company's group medical plan as amended from time to time and for which Rohleder is eligible pursuant to a valid COBRA election timely made by Rohleder without administrative fees. The foregoing notwithstanding, in the event that Rohleder becomes eligible for comparable


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            medical benefits in connection with new employment during the six
            (6) month period immediately following the Termination Date, the coverage provided by the Company under this Subsection 2(b)(i) shall terminate immediately. Rohleder agrees that he will notify the Company promptly of his subsequent employment and eligibility for benefits.

                    ii. For the twelve (12) month period immediately following the Termination Date, the Company will pay for the actual costs (subject to and up to the maximum amount stated below) incurred by Rohleder in order to relocate himself and his immediate family to a new place of primary residence within the United States. The foregoing notwithstanding, in the event that Rohleder is eligible to receive any relocation benefits in connection with new employment during the twelve (12) month period immediately following the Termination Date, the Company's obligation in this Subsection 2(b)(ii) to pay actual relocation costs shall be limited to the actual amount of relocation not covered by a new employer. The Company's total obligation to pay for Rohleder's actual relocation costs under this Section shall not exceed Fifteen Thousand Dollars ($15,000).

                    iii.Pursuant to Section 2(c) of the Employment Agreement and
            the SCG Holding Corporation 1999 Founders Stock Option Plan (the "Option Plan") and the Stock Option Grant Agreement dated September 9, 1999 between Rohleder and the Company (the "Grant Agreement"), the Company granted Rohleder an employee stock option (the "Option") with respect to Four Hundred Sixty Six Thousand Six Hundred Sixty Seven (466,667) shares of the Company's common stock (after the Company's reverse stock split of February 17, 2000). As of the Termination Date, fifty percent (50%) of the aggregate number of shares subject to the Option (i.e., Two Hundred Thirty Three Thousand Three Hundred Thirty Three [233,333]) were exercisable pursuant to the Option Plan and Grant Agreement. The Company shall cause an additional twelve and one-half percent (12-1/2%) of the aggregate number of shares subject to the Option (i.e., Fifty Eight Thousand Three Hundred Thirty Three [58,333]) to become exercisable as of the Effective Date of this Agreement. Other than the foregoing acceleration of exercisability with respect to twelve and one-half percent (12-1/2%) of the aggregate number of shares subject to the Option, all other terms and conditions of the Option Plan and the Grant Agreement shall remain in full force and effect.

            (c) The Termination Payments and Other Consideration (described in Sections 2(a) and 2(b) above) shall be reduced by any required tax withholdings. The Termination Payments and Other Consideration shall not be taken into account as compensation and no service credit shall be given after the Termination Date for purposes of determining the benefits payable under any other plan, program, agreement or arrangement of the Company. Rohleder acknowledges that, except for the Termination Payments and Other Consideration agreed to herein, he is not entitled to any payment in the nature of severance or termination pay from the Company.


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            3.    PROMISSORY NOTE AND DEED OF TRUST.

            Pursuant to the terms of the Loan, provided to Rohleder and his spouse in accordance with the Note, Rohleder previously agreed to pay to the Company the entire amount of Principal Amount (as defined in the Note) plus Interest (as defined in the Note) due under the Note no later than ninety (90) days after the Termination Date. Rohleder and the Company agree to amend the Note to provide that, notwithstanding Rohleder's termination of employment, the Loan shall remain outstanding for the one hundred fifty (150) days immediately following the Termination Date. On the last day of such one hundred fifty (150) day period (or the next business day, if the last day of such one-hundred fifty
(150) day period is not a business day), the entire Principal Amount plus Interest (to the extent not yet paid) shall become immediately due and payable. Rohleder hereby agrees to execute and deliver any documents or other materials that the Company determines are necessary to evidence the above-described agreement and to continue without interruption or impairment of the Company's security interest in the Property (as defined in the Note).

            4.    GENERAL RELEASE AND WAIVER.

            (a) ROHLEDER HEREBY RELEASES, REMISES AND ACQUITS THE COMPANY AND ALL OF ITS AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, MEMBERS, PARTNERS, SHAREHOLDERS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE "RELEASEES"), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHICH ROHLEDER OR ROHLEDER'S HEIRS, SUCCESSORS OR ASSIGNS HAVE OR MAY HAVE AGAINST ANY RELEASEE ARISING ON OR PRIOR TO THE DATE OF THIS AGREEMENT AND ANY AND ALL LIABILITY WHICH ANY SUCH RELEASEE MAY HAVE TO ROHLEDER, WHETHER DENOMINATED CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES ARISING FROM ANY AND ALL BASES, HOWEVER DENOMINATED, INCLUDING BUT NOT LIMITED TO THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FAMILY AND MEDICAL LEAVE ACT OF 1993, TITLE VII OF THE UNITED STATES CIVIL RIGHTS ACT OF 1964, 42 U.S.C. Section 1981, THE ARIZONA CIVIL RIGHTS ACT, THE ARIZONA EMPLOYMENT PROTECTION ACT, OR ANY OTHER FEDERAL, STATE, OR LOCAL LAW AND ANY WORKERS' COMPENSATION OR DISABILITY CLAIMS UNDER ANY SUCH LAWS. THIS RELEASE INCLUDES BUT IS NOT LIMITED TO CLAIMS ARISING FROM AND DURING ROHLEDER'S EMPLOYMENT RELATIONSHIP WITH THE COMPANY AND ITS AFFILIATES OR AS A RESULT OF THE TERMINATION OF SUCH RELATIONSHIP. ROHLEDER FURTHER AGREES THAT ROHLEDER WILL NOT FILE OR PERMIT TO BE FILED ON ROHLEDER'S BEHALF ANY SUCH CLAIM. NOTWITHSTANDING THE PRECEDING SENTENCE OR ANY OTHER PROVISION OF THIS AGREEMENT, THIS RELEASE IS NOT INTENDED TO INTERFERE WITH ROHLEDER'S RIGHT TO FILE A CHARGE WITH THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION IN CONNECTION WITH ANY CLAIM HE BELIEVES HE MAY HAVE AGAINST ANY OF THE RELEASEES. HOWEVER, BY EXECUTING THIS AGREEMENT, ROHLEDER HEREBY WAIVES THE RIGHT TO RECOVER IN ANY PROCEEDING ROHLEDER MAY BRING BEFORE THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION OR ANY STATE HUMAN RIGHTS COMMISSION OR IN ANY PROCEEDING BROUGHT BY THE


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EQUAL EMPLOYMENT OPPORTUNITY COMMISSION OR ANY STATE HUMAN RIGHTS COMMISSION ON
ROHLEDER'S BEHALF. THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED, INCLUDING, BUT NOT LIMITED TO, INJUNCTIVE RELIEF, WAGES, BACK PAY, FRONT PAY, COMPENSATORY DAMAGES, OR PUNITIVE DAMAGES. THIS RELEASE SHALL NOT APPLY TO ANY OBLIGATION OF THE COMPANY PURSUANT TO THIS AGREEMENT.

            (b) ROHLEDER ACKNOWLEDGES THAT THE TERMINATION PAYMENTS HE IS RECEIVING PURSUANT TO SECTION 2(a) OF THIS AGREEMENT, AND OTHER CONSIDERATION DESCRIBED IN SECTION 2(b), IN CONNECTION WITH THE FOREGOING RELEASE ARE IN ADDITION TO ANYTHING OF VALUE TO WHICH ROHLEDER ALREADY IS ENTITLED FROM THE COMPANY.

            5.    RESTRICTIVE COVENANTS.

            Rohleder hereby acknowledges and agrees that he shall be subject to the Restrictive Covenants and provisions of Sections 8, 9, and 10 of the Employment Agreement and such provisions shall remain in full force and effect as if fully stated herein pursuant to their terms.

            6. COMPANY PROPERTY, CONFIDENTIAL OR PROPRIETARY INFORMATION AND RESIGNATION LETTER.

            Rohleder acknowledges and agrees that he shall return any and all Company property and confidential or proprietary information (in whatever form) to the Company on or before the Effective Date. Upon execution of this Agreement, Rohleder shall sign and return to the Company a resignation letter in the form of the letter attached hereto as EXHIBIT 1.

            7.    ACKNOWLEDGEMENT OF CONDITIONAL PAYMENTS.

            Rohleder acknowledges and agrees that the Termination Payments and Other Consideration provided in Section 2 hereof are conditioned upon and subject to Rohleder complying with his obligations under Section 4, 5 and 6 hereof.

            8.    NO ADMISSION.
            This Agreement does not constitute an admission of liability or wrongdoing of any kind by the Company or its affiliates.

            9.    HEIRS AND ASSIGNS.

            The terms of this Agreement shall be binding on the parties hereto and their respective successors and assigns.

            10.   GENERAL PROVISIONS.

            (a)   Integration.

            This Agreement and the Restrictive Covenants provided in Sections 8, 9, and 10 of the Employment Agreement constitute the entire understanding between the Company and


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Rohleder with respect to the subject matter hereof and supersede all prior understandings, written or oral. The terms of this Agreement may be changed, modified or discharged only by an instrument in writing signed by the parties hereto. A failure by the Company or Rohleder to insist on strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision hereof. In the event that any provision of this Agreement is determined to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

            (b)   Choice of Law.

            This Agreement shall be construed, enforced and interpreted in ACCORDANCE with and governed by the laws of the State of ARIZONA.

            (c) Construction of Agreement. The parties hereto acknowledge and agree that each party has reviewed and negotiated the terms and provisions of this Agreement and has contributed to its revision. Accordingly, the rule of construction to the effect that ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement. Rather, the terms of this Agreement shall be construed fairly as to both parties hereto and not in favor or against either party.

            (d)   Counterparts.

            This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. A facsimile of a signature shall be deemed to be and have the effect of an original signature.

            11.   KNOWING AND VOLUNTARY WAIVER.

            (a) Rohleder acknowledges that, by Rohleder's free and voluntary act of signing below, Rohleder agrees to all of the terms of this Agreement and intends to be legally bound thereby.

            (b) Rohleder acknowledges that he has received this Agreement on or before January 29, 2002, and such Agreement was revised by mutual consent of the parties on February 20, 2002. Rohleder understands that he may consider whether to agree to the terms contained herein for a period of twenty-one (21) days after the date he has received this Agreement. The parties have mutually agreed that Rohleder may execute this Agreement by the close of business on February 22, 2002, to acknowledge his understanding of and agreement with the foregoing. However, the Termination Payments and Other Consideration provided herein will be delayed until this Agreement is executed by Rohleder, returned to the Company and becomes effective as provided below. Rohleder acknowledges that he has consulted with an attorney prior to his execution of this Agreement. (See the acknowledgement at the end of this Agreement).

            (c) This Agreement will become effective, enforceable and irrevocable on the eighth day after the date on which it is executed by Rohleder (the "Effective Date"). During the seven-day period prior to the Effective Date, Rohleder may revoke his agreement to accept the terms hereof by indicating in writing to the Company his intention to revoke. If Rohleder


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exercises his right to revoke hereunder, he shall not have any right to receive any of the benefits provided for herein, and to the extent such payments have already been made, Rohleder agrees that he will immediately reimburse the Company for the amounts of such payment; provided that, if Rohleder exercises such right to revoke, the Employment Agreement and Note shall govern the parties rights and obligations, if any, following such revocation. Rohleder understands and agrees that the written revocation notice referred to in this paragraph must be sent to: ON Semiconductor, Attn: Sonny Cave, General Counsel, Law Department,
MD: A700, 5005 E. McDowell Rd., Phoenix, AZ 85008 and must be received by the General Counsel at that address before the end of the seventh day after Rohleder executes this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       SEMICONDUCTOR COMPONENTS INDUSTRIES,
                                       LLC


                                          By:   /s/ Steve Hanson
                                                -------------------------------
                                          Its:  CEO
                                                -------------------------------
                                          Date: 02/23/2002
                                                -------------------------------



                                          /s/ Michael Rohleder
                                          -------------------------------------
                                          MICHAEL ROHLEDER
                                          Date:    02/23/2002
                                                -------------------------------




Acknowledgement

      STATE OF ARIZONA        )
                              )  ss:
      County of Maricopa      )

      On the 23 day of February, 2002, before me personally came Michael Rohleder who, being by me duly sworn, did depose and say that he resides at 8217
N. Coconino Rd.; and did acknowledge and represent that he has had an opportunity to consult with attorneys and other advisers of his choosing regarding the Termination Agreement attached hereto, that he has reviewed all of the terms of the Termination Agreement and that he fully understands all of its provisions, including, without limitation, the general release and waiver set forth therein.



   /s/ Fred S. Bernstein
------------------------------------
Notary Public

Date:       02/23/2002
       -----------------------------




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Exhibit 1


                                January 29, 2002


Mr. George H. Cave
Vice President, General Counsel and Secretary
ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona 85008

Dear Mr. Cave:

I hereby voluntarily resign from all directorships, board memberships, officer positions, and committee memberships which I hold with ON Semiconductor Corporation or with any subsidiary or affiliate of ON Semiconductor Corporation, effective January 29, 2002. Positions and memberships from which I voluntarily resign include, but are not limited to, the following:

      ON Semiconductor Corporation

            Senior Vice President and Director of Sales and Marketing

      Semiconductor Components Industries, LLC

            Senior Vice President and Director of Sales and Marketing

I also agree to promptly provide any other documents necessary to effectuate the resignation(s) referred to in this letter.


Sincerely,




      /s/ Michael Rohleder
-------------------------------------


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